NOTE 1 - Organization and Summary of Significant Accounting Policies: Basic and Diluted Loss Per Share (Policies)	12 Months Ended
Sep. 30, 2020
Policies
Basic and Diluted Loss Per Share

Basic and Diluted Loss Per Share - Basic loss per share is computed by dividing net loss attributable to common shares by the weighted average number of common shares outstanding during the period. Diluted loss per share is computed by dividing net income attributable to common shares for the period by the weighted average number of common and potential common shares outstanding during the period. Potential common shares are included in the calculation of diluted net income per share, when they are present in the financial statements, to the extent such shares are dilutive. During the years ended September 30, 2020 and 2019, the Company did not have any stock options, warrants, or other convertible or potentially-dilutive instruments issued and outstanding.